UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report Date (Date of earliest event reported)   August 22, 1997
                                                      --------------------------

                             ITHACA INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       000-22385               56-1385842
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


   Highway 268 West, P.O. Box 620, Wilkesboro, NC              28697
--------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code           (910) 667-5231
                                                   ------------------------

Item 5.  OTHER EVENTS

      The Company and the financial institutions party to the Company's Amended and Restated Credit Agreement, dated December 16, 1996 (the "Credit Agreement"), have entered into Amendment No. 1 to the Credit Agreement, which is attached hereto as an exhibit and is incorporated herein by reference, principally in order to modify certain financial covenants contained therein to more closely reflect the Company's current operating results. As previously reported, the Company has been unable to achieve the level of sales revenue set forth in the Company's Business Plan.

      As of August 28, 1997, the Company had $41.9 million outstanding under its term loan facility, and $6.7 million of letters of credit and $20.5 million of borrowings outstanding under its revolving loan facility. At such date, the Company had $27.7 million of additional borrowing capacity under its revolving loan facility. The total borrowings are significantly below the outstanding levels of debt anticipated by the Company's Business Plan.

      The Company believes that based on its current and anticipated levels of operations it will maintain compliance with the financial covenants set forth in the Credit Agreement, as amended; however, there can be no assurance that the Company will be able to do so if its actual financial results in the future are significantly below the Company's current expectations.

      This Report contains certain forward-looking statements that are subject to a number of significant uncertainties and contingencies, including the matters set forth in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997, dated May 2, 1997, under the caption "Special Note Regarding Forward-Looking Statements," which note is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS & EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

EXHIBIT NO.       DESCRIPTION OF EXHIBITS


99 Amendment No. 1 dated as of August 22, 1997, to the Amended and Restated Credit Agreement among Ithaca Industries, Inc., various banks, Canadian Imperial Bank of Commerce as co-agent and Bankers Trust Company as agent, originally dated as of December 1, 1992 and amended and restated as of December 16, 1996.

                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ITHACA INDUSTRIES, INC.




Date:   August 29, 1997              By:  /s/ Eric N. Hoyle
                                        -------------------
                                              Eric N. Hoyle

                                        Senior Vice President - Finance
                                        and Administration, Chief Accounting and
                                        Principal Financial Officer

                                EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBITS


99 Amendment No. 1, dated as of August 22, 1997, to the Amended and Restated Credit Agreement among the Ithaca Industries, Inc., various banks, Canadian Imperial Bank of Commerce as co-agent and Bankers Trust Company as agent, originally dated as of December 1, 1992 and amended and restated as of December 16, 1996.